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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 20, 2010

                            CONSORTEUM HOLDINGS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          Nevada
----------------------------                     -------------------------------
(State or other jurisdiction                     IRS Employer Identification No.
    of incorporation)

                                   333-140236
                             -----------------------
                            (Commission File Number)

          Suite 202, 2900 John Street, Markham, Ontario Canada L3R 5G3
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (866) 824 8854
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(1) On January 20, 2010 Consorteum Holdings, Inc. (the "Company") and Lucky Pearl Investments ("LPI") executed and delivered a letter agreement dated January 18, 2010 pursuant to which LPI agreed that the Company could satisfy the repayment of a $300,000 loan from LPI to Consorteum, Inc., the Company's wholly-owned operating subsidiary, by the Company's issuance to LPI of 1,500,000 restricted shares of the Company's common stock.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

(1) On January 20, 2010 Company issued 1,500,000 restricted shares of its common stock to Lucky Pearl Investments in consideration for the cancellation of a $300,000 loan from Lucky Pearl Investments to Consorteum, Inc., the Company's wholly-owned subsidiary, described in Item 1.01 of this Report on Form 8-K. The issuance of the shares to Lucky Pearl Investments was exempt from registration under section 4(2) of the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CONSORTEUM HOLDINGS, INC.
                                             Registrant

Date: January 22, 2010


                                             /s/ Craig A. Fielding
                                             -----------------------------------
                                             Craig A. Fielding,
                                             Chief Executive Officer